Earnings Summary August 2, 2022 Second Quarter 2022 Exhibit 99.2

This presentation contains forward-looking statements. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include statements related to future period guidance; future revenue, EBITDA as a percentage of sales and other financial metrics; future repayments under the Company's credit facilities; the Company’s performance relative to its markets, including the drivers of such performance; the impact, financial or otherwise, of any organizational changes; market and technology trends, including the expected impact of the COVID-19 pandemic; the Company's capital allocation strategy, which may be modified at any time for any reason, including share repurchases, dividends, debt repayments and potential acquisitions; the impact of the acquisitions the Company has made and commercial partnerships the Company has established, including the acquisition of CMC Materials, Inc. ("CMC Materials"); the Company’s ability to execute on its strategies; and other matters. These statements involve risks and uncertainties, and actual results may differ materially from those projected in the forward-looking statements. These risks and uncertainties include, but are not limited to, weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for the Company’s products and solutions; the level of, and obligations associated with, the Company’s indebtedness, including the debts incurred in connection with the acquisition of CMC Materials; risks related to the acquisition and integration of CMC Materials, including unanticipated difficulties or expenditures relating thereto; the ability to achieve the anticipated synergies and value-creation contemplated by the acquisition of CMC Materials and the diversion of management time on transaction-related matters; risks related to the COVID-19 pandemic on the global economy and financial markets, as well as on the Company, its customers and suppliers, which much impact the Company's sales, gross margin, customer demand and its ability to supply its products to its customers; raw material shortages, supply and labor constraints and price increases or pricing and inflationary pressures; operational, political and legal risks of the Company’s international operations; the Company’s dependence on sole source and limited source suppliers; the Company’s ability to meet rapid demand shifts; the Company’s ability to continue technological innovation and introduce new products to meet customers’ rapidly changing requirements; substantial competition; the Company’s concentrated customer base; the Company’s ability to identify, complete and integrate acquisitions, joint ventures or other transactions; the Company’s ability to effectively implement any organizational changes; the Company’s ability to protect and enforce intellectual property rights; the ongoing conflict in Ukraine and the global response thereto; the increasing complexity of certain manufacturing processes; changes in government regulations of the countries in which the Company operates, including the imposition of tariffs, export controls and other trade laws and restrictions and changes to foreign and national security policy, especially as they relate to China; fluctuation of currency exchange rates; fluctuations in the market price of the Company’s stock; and other risk factors and additional information described in the Company’s filings with the Securities and Exchange Commission, including under the heading “Risk Factors” in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed on February 4, 2022, in Item 1A of the Company’s Quarterly Report on Form 10-Q for the period ended April 2, 2022, filed on April 26, 2022, and in the Company’s other periodic filings. Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, the Company undertakes no obligation to update publicly any forward-looking statements or information contained herein, which speak as of their respective dates. This presentation contains references to “Adjusted EBITDA,” “Adjusted EBITDA – as a % of Net Sales,” “Adjusted Operating Income,” “Adjusted Operating Margin,” “Adjusted Gross Profit,” “Adjusted Gross Margin – as a % of Net Sales,” “Adjusted Segment Profit,” “Adjusted Segment Profit Margin,” “Non-GAAP Operating Expenses,” "Non-GAAP Tax Rate," “Non-GAAP Net Income,” “Diluted Non-GAAP Earnings per Common Share” and "Free Cash Flow" that are not presented in accordance GAAP. The non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures but should instead be read in conjunction with the GAAP financial measures. Further information with respect to and reconciliations of such measures to the most directly comparable GAAP measure can be found attached to this presentation. 2 Safe Harbor

+21%$692M REVENUE +14%$158M OPERATING INCOME +12% $1.00 DILUTED NON-GAAP EPS 2 -150 bps22.8%3 OPERATING MARGIN 1. All growth data on this slide is year-on-year. 2. See appendix for GAAP to non-GAAP reconciliations. 3. As a % of net sales. 3 $0.73 DILUTED GAAP EPS +18% Second Quarter 2022 Financial Summary1 $183M ADJUSTED OPERATING INCOME 2 +21% 26.4%3 ADJUSTED OPERATING MARGIN 2 -10 bps

4 $ in millions, except per share data 2Q22 2Q22 Guidance 1Q22 2Q21 2Q22 over 2Q21 2Q22 over 1Q22 Net Revenue $692.5 $660 - $680 $649.6 $571.4 21.2% 6.6% Gross Margin 44.8% 47.7% 46.4% Operating Expenses $152.4 $163 - $165 $146.5 $126.5 20.5% 4.1% Operating Income $158.0 $163.3 $138.9 13.7% (3.3%) Operating Margin 22.8% 25.1% 24.3% Tax Rate 15.0% 13.7% 15.2% Net Income $99.5 $92 - $99 $125.7 $88.8 12.1% (20.9%) Diluted Earnings Per Common Share $0.73 $0.67 - $0.72 $0.92 $0.65 12.3% (20.7%) Summary – Consolidated Statement of Operations (GAAP)

Summary – Consolidated Statement of Operations (Non-GAAP)[1]

$ in millions, except per share data	2Q22	2Q22 Guidance	1Q22	2Q21	2Q22 over 2Q21	2Q22 over 1Q22
Net Revenue	$692.5	$660 - $680	$649.6	$571.4	21.2%	6.6%
Adjusted Gross Margin – as a % of Net Sales[2]	44.8%		47.7%	46.4%		
Non-GAAP Operating Expenses[3]	$127.4	$134 - $136	$127.6	$113.8	11.9%	(0.2%)
Adjusted Operating Income	$183.0		$182.3	$151.6	20.7%	0.4%
Adjusted Operating Margin	26.4%		28.1%	26.5%		
Non-GAAP Tax Rate[4]	17.0%		14.2%	17.1%		
Non-GAAP Net Income[5]	$136.8	$140 - $147	$145.1	$116.7	17.2%	(5.7%)
Diluted Non-GAAP Earnings Per Common Share	$1.00	$1.02 - $1.07	$1.06	$0.85	17.6%	(5.7%)

1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation.
2. Excludes charges for fair value write-up of acquired inventory sold.
3. Excludes amortization expense, deal and transaction costs, integration costs and severance and restructuring costs.
4. Reflects the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes.
5. Excludes the items noted in footnotes 2 and 3, interest expense, net and the tax effect of non-GAAP adjustments.

5

Entegris

6 1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. Sales growth (YOY) was primarily driven by advanced deposition materials and surface preparation solutions. –––––– Segment profit margin (adjusted) decrease (YOY) was primarily driven by FX impact on gross margin. $ in millions 2Q22 1Q22 2Q21 2Q22 over 2Q21 2Q22 over 1Q22 Net Revenue $207.7 $196.4 $180.4 15.2% 5.8% Segment Profit $45.7 $48.9 $44.9 1.7% (6.4%) Segment Profit Margin 22.0% 24.9% 24.9% Adj. Segment Profit1 $45.7 $48.9 $45.0 1.6% (6.4%) Adj. Segment Profit Margin1 22.0% 24.9% 24.9% Specialty Chemicals and Engineered Materials (SCEM) 2Q22 Highlights

7 1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. Microcontamination Control (MC) $ in millions 2Q22 1Q22 2Q21 2Q22 over 2Q21 2Q22 over 1Q22 Net Revenue $274.1 $266.6 $227.5 20.5% 2.8% Segment Profit $100.1 $98.6 $78.1 28.1% 1.5% Segment Profit Margin 36.5% 37.0% 34.3% Adj. Segment Profit1 $100.1 $98.6 $78.2 28.0% 1.5% Adj. Segment Profit Margin1 36.5% 37.0% 34.4% Sales growth (YOY) was strong across all major product lines, including gas filtration, liquid filtration and gas purification. –––––– Segment profit margin (adjusted) increase (YOY) was driven primarily by solid cost management, which offset the negative FX impact on gross margin. 2Q22 Highlights

8 1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. Advanced Materials Handling (AMH) $ in millions 2Q22 1Q22 2Q21 2Q22 over 2Q21 2Q22 over 1Q22 Net Revenue $224.1 $198.1 $172.5 29.9% 13.1% Segment Profit $46.9 $46.7 $42.1 11.5% 0.5% Segment Profit Margin 20.9% 23.6% 24.4% Adj. Segment Profit1 $46.9 $46.7 $42.1 11.4% 0.5% Adj. Segment Profit Margin1 20.9% 23.6% 24.4% Sales growth (YOY) was strongest in products that benefited from the high level of fab investments, including wafer handling and fluid handling & measurement solutions. –––––– Segment profit margin (adjusted) decrease (YOY) was primarily driven by FX impact on gross margin. 2Q22 Highlights

9 $ in millions 2Q22 1Q22 2Q21 $ Amount % Total $ Amount % Total $ Amount % Total Cash, Cash Equivalents & Restricted Cash $2,743.2 46.8% $352.7 10.7% $401.0 14.0% Accounts Receivable, net $381.3 6.5% $372.8 11.4% $309.9 10.8% Inventories $583.8 10.0% $545.6 16.6% $387.6 13.5% Net PP&E $779.6 13.3% $698.6 21.3% $563.3 19.6% Total Assets $5,861.2 $3,283.4 $2,872.7 Current Liabilities $393.1 6.7% $371.7 11.3% $260.5 9.1% Long-term Debt, Excluding Current Maturities $3,408.8 58.2% $937.3 28.5% $936.4 32.6% Total Liabilities $3,948.5 67.4% $1,463.1 44.6% $1,357.4 47.3% Total Shareholders’ Equity $1,912.7 32.6% $1,820.3 55.4% $1,515.3 52.7% AR – DSOs 50.2 52.4 49.5 Inventory Turns 2.7 2.7 3.3 Summary – Balance Sheet Items

10 $ in millions 2Q22 1Q22 2Q21 Beginning Cash Balance $352.7 $402.6 $548.5 Cash provided by operating activities 110.9 63.8 81.9 Capital expenditures (107.7) (84.4) (41.8) Proceeds from revolving credit facilities and long-term debt 2,527.3 79.0 451.0 Payments on revolving credit facilities and long-term debt (114.0) (79.0) (601.0) Acquisition of business, net of cash — — (2.3) Repurchase and retirement of common stock — — (15.0) Payments for dividends (13.6) (13.9) (10.9) Other investing activities — 1.1 — Other financing activities (4.8) (13.7) (8.7) Effect of exchange rates (7.6) (2.7) (0.8) Ending Cash Balance $2,743.2 $352.7 $401.0 Free Cash Flow1 $3.2 ($20.6) $40.1 Adjusted EBITDA2 $207.4 $206.2 $174.2 Adjusted EBITDA – as a % of net sales2 30.0% 31.7% 30.5% Cash Flows 1. Equals cash from operations less capital expenditures. 2. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation.

11 Outlook For the third quarter ending October 1, 2022, the Company expects sales (for the combined company) of $1.00 billion to $1.04 billion and EBITDA of approximately 30 percent of sales. The foregoing forward looking guidance measures (other than revenue) are provided on a non-GAAP basis without a reconciliation to the most directly comparable GAAP measure because the Company is unable to predict with a reasonable degree of certainty certain items contained in the forward looking GAAP measures without unreasonable efforts. Such items include, but are not limited to, acquisition related expenses, restructuring and related expenses, share-based compensation and other items not reflective of the Company's ongoing operations.

Entegris®, the Entegris Rings Design®, and other product names are trademarks of Entegris, Inc. as listed on entegris.com/trademarks. All product names, logos, and company names are trademarks or registered trademarks of their respective owners. Use of them does not imply any affiliation, sponsorship, or endorsement by the trademark owner. ©2020 Entegris, Inc. All rights reserved. 12

Appendix 13

14 Reconciliation of GAAP Gross Profit to Adjusted Gross Profit Three months ended Six months ended $ in thousands July 2, 2022 July 3, 2021 April 2, 2022 July 2, 2022 July 3, 2021 Net sales $692,489 $571,352 $649,646 $1,342,135 $1,084,196 Gross profit-GAAP $310,397 $265,384 $309,820 $620,217 $500,370 Adjustments to gross profit: Charge for fair value mark-up of acquired inventory sold — — — — — Adjusted gross profit $310,397 $265,384 $309,820 $620,217 $500,370 Gross margin – as a % of net sales 44.8% 46.4% 47.7% 46.2% 46.2% Adjusted gross margin – as a % of net sales 44.8% 46.4% 47.7% 46.2% 46.2%

15 Reconciliation of GAAP Operating Expenses and Tax Rate to Non-GAAP Operating Expenses and Tax Rate Three months ended $ in millions July 2, 2022 July 3, 2021 April 2, 2022 GAAP operating expenses $152.4 $126.5 $146.5 Adjustments to operating expenses: Deal and transaction costs 2.4 — 5.0 Integration costs 10.2 0.6 1.2 Severance and restructuring costs — 0.2 — Amortization of intangible assets 12.5 11.9 12.7 Non-GAAP operating expenses $127.4 $113.8 $127.6 GAAP tax rate 15.0% 15.2% 13.7% Other 2.0% 1.9% 0.5% Non-GAAP tax rate 17.0% 17.1% 14.2%

Reconciliation of GAAP Segment Profit to Adjusted Operating Income and Adjusted Segment Profit

$ in thousands	Three Months Ended			Six months ended	
Segment profit-GAAP	July 2, 2022	July 3, 2021	April 2, 2022	July 2, 2022	July 3, 2021
Specialty Chemicals and Engineered Materials (SCEM)	$45,718	$44,945	$48,851	$94,569	$79,501
Microcontamination Control (MC)	100,107	78,132	98,618	198,725	148,698
Advanced Materials Handling (AMH)	46,926	42,093	46,690	93,616	74,188
Total segment profit	192,751	165,170	194,159	386,910	302,387
Amortization of intangible assets	12,494	11,902	12,651	25,145	23,773
Unallocated expenses	22,287	14,379	18,162	40,449	25,747
Total operating income	$157,970	$138,889	$163,346	$321,316	$252,867

$ in thousands	Three months ended			Six months ended	
Adjusted segment profit	July 2, 2022	July 3, 2021	April 2, 2022	July 2, 2022	July 3, 2021
SCEM segment profit	$45,718	$44,945	$48,851	$94,569	$79,501
Severance and restructuring costs	—	51	—	—	98
Charge for fair value write-up of acquired inventory sold	—	—	—	—	—
SCEM adjusted segment profit	$45,718	$44,996	$48,851	$94,569	$79,599
MC segment profit	$100,107	$78,132	$98,618	$198,725	$148,698
Severance and restructuring costs	—	55	—	—	106
MC adjusted segment profit	$100,107	$78,187	$98,618	$198,725	$148,804
AMH segment profit	$46,926	$42,093	$46,690	$93,616	$74,188
Severance and restructuring costs	—	38	—	—	75
AMH adjusted segment profit	$46,926	$42,131	$46,690	$93,616	$74,263
Unallocated general and administrative expenses	$22,287	$14,379	$18,162	$40,449	$25,747
Unallocated deal and integration costs	(12,575)	(632)	(6,254)	(18,829)	—
Unallocated severance and restructuring costs	—	(36)	—	—	(44)
Adjusted unallocated general and administrative expenses	$9,712	$13,711	$11,908	$21,620	$23,027
Total adjusted segment profit	$192,751	$165,314	$194,159	$386,910	$302,666
Adjusted amortization of intangible assets	—	—	—	—	—
Adjusted unallocated general and administrative expenses	9,712	13,711	11,908	21,620	23,027
Total adjusted operating income	$183,039	$151,603	$182,251	$365,290	$279,639

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Entegris

17 $ in thousands Three Months Ended Six months ended July 2, 2022 July 3, 2021 April 2, 2022 July 2, 2022 July 3, 2021 Net sales $692,489 $571,352 $649,646 $1,342,135 $1,084,196 Net income $99,491 $88,770 $125,705 $225,196 $173,446 Net income – as a % of net sales 14.4% 15.5% 19.3% 16.8% 16.0% Adjustments to net income: Income tax expense 17,517 15,916 19,875 37,392 29,307 Interest expense, net 31,343 10,643 12,864 44,207 22,224 Other expense (income), net 9,619 23,560 4,902 14,521 27,890 GAAP - Operating income 157,970 138,889 163,346 321,316 252,867 Operating margin - as a % of net sales 22.8% 24.3% 25.1% 23.9% 23.3% Charge for fair value write-up of acquired inventory sold — — — — — Deal and transaction costs 2,410 — 5,008 7,418 — Integration costs 10,165 632 1,246 11,411 2,676 Severance and restructuring costs — 180 — — 323 Amortization of intangible assets 12,494 11,902 12,651 25,145 23,773 Adjusted operating income 183,039 151,603 182,251 365,290 279,639 Adjusted operating margin - as a % of net sales 26.4% 26.5% 28.1% 27.2% 25.8% Depreciation 24,381 22,574 23,905 48,286 44,669 Adjusted EBITDA $207,420 $174,177 $206,156 $413,576 $324,308 Adjusted EBITDA – as a % of net sales 30.0% 30.5% 31.7% 30.8% 29.9% Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA

18 $ in thousands, except per share data Three months ended Six months ended July 2, 2022 July 3, 2021 April 2, 2022 July 2, 2022 July 3, 2021 GAAP net income $99,491 $88,770 $125,705 $225,196 $173,446 Adjustments to net income: Deal and transaction costs 2,410 — 5,008 7,418 — Integration costs 10,165 632 1,246 11,411 2,676 Severance and restructuring costs — 180 — — 323 Loss on extinguishment of debt and modification — 23,338 — — 23,338 Interest expense, net 22,742 — — 27,425 — Amortization of intangible assets 12,494 11,902 12,651 25,145 23,773 Tax effect of adjustments to net income and discrete items1 (10,486) (8,111) (4,160) (14,646) (11,332) Non-GAAP net income $136,816 $116,711 $145,133 $281,949 $212,224 Diluted earnings per common share $0.73 $0.65 $0.92 $1.65 $1.27 Effect of adjustments to net income $0.27 $0.20 $0.14 $0.42 $0.28 Diluted non-GAAP earnings per common share $1.00 $0.85 $1.06 $2.07 $1.55 Weighted average diluted shares outstanding 136,454 136,533 136,552 136,503 136,518 Reconciliation of GAAP Net Income and Diluted Earnings per Common Share to Non-GAAP Net Income and Diluted Non-GAAP Earnings per Common Share 1. The tax effect of pre-tax adjustments to net income was calculated using the applicable marginal tax rate during the respective years.

19 $ in thousands Q220 Q320 Q420 Q121 Q221 Q321 Q421 Q122 Q222 Sales SCEM $146,213 $150,480 $168,625 $166,541 $180,366 $176,380 $188,004 $196,421 $207,729 MC 183,758 193,541 205,626 207,099 227,521 225,877 258,866 266,637 274,133 AMH 126,434 144,370 151,741 148,541 172,502 186,200 197,703 198,113 224,084 Inter-segment elimination (8,000) (7,404) (8,398) (9,337) (9,037) (8,964) (9,369) (11,525) (13,457) Total Sales $448,405 $480,987 $517,594 $512,844 $571,352 $579,493 $635,204 $649,646 $692,489 Segment Profit SCEM $32,938 $32,600 $29,761 $34,556 $44,945 $41,091 $47,215 $48,851 $45,718 MC 62,137 64,915 71,691 70,566 78,132 78,399 94,203 98,618 100,107 AMH 22,809 33,266 34,321 32,095 42,093 40,503 45,304 46,690 46,926 Total Segment Profit $117,884 $130,781 $135,773 $137,217 $165,170 $159,993 $186,722 $194,159 $192,751 Segment Profit Margin SCEM 22.5% 21.7% 17.6% 20.7% 24.9% 23.3% 25.1% 24.9% 22.0% MC 33.8% 33.5% 34.9% 34.1% 34.3% 34.7% 36.4% 37.0% 36.5% AMH 18.0% 23.0% 22.6% 21.6% 24.4% 21.8% 22.9% 23.6% 20.9% GAAP Segment Trend Data

Non-GAAP Segment Trend Data

$ in thousands	Q220	Q320	Q420	Q121	Q221	Q321	Q421	Q122	Q222
Sales									
SCEM	$146,213	$150,480	$168,625	$166,541	$180,366	$176,380	$188,004	$196,421	$207,729
MC	183,758	193,451	205,626	207,099	227,521	225,877	258,866	266,637	274,133
AMH	126,434	144,370	151,741	148,541	172,502	186,200	197,703	198,113	224,084
Inter-segment elimination	(8,000)	(7,404)	(8,398)	(9,337)	(9,037)	(8,964)	(9,369)	(11,525)	(13,457)
Total Sales	$448,405	$480,897	$517,594	$512,844	$571,352	$579,493	$635,204	$649,646	$692,489
Adjusted Segment Profit									
SCEM segment profit	$32,938	$32,600	$29,761	$34,556	$44,945	$41,091	$47,215	$48,851	$45,718
Integration costs	(1,557)	—	—	—	—	—	—	—	—
Severance and restructuring costs	455	277	155	47	51	69	—	—	—
Charge for fair value write-up of acquired inventory sold	—	—	—	—	—	—	428	—	—
SCEM adjusted segment profit	$31,836	$32,877	$29,916	$34,603	$44,996	$41,160	$47,643	$48,851	$45,718
MC segment profit	$62,137	$64,915	$71,691	$70,566	$78,132	$78,399	$94,203	$98,618	$100,107
Severance and restructuring costs	494	301	167	51	55	75	—	—	—
Charge for fair value write-up of acquired inventory sold	—	—	—	—	—	—	—	—	—
MC adjusted segment profit	$62,631	$65,216	$71,858	$70,617	$78,187	$78,474	$94,203	$98,618	$100,107
AMH segment profit	$22,809	$33,266	$34,321	$32,095	$42,093	$40,503	$45,304	$46,690	$46,929
Severance and restructuring costs	814	213	121	37	38	52	—	—	—
Charge for fair value write-up of acquired inventory sold	—	229	—	—	—	—	—	—	—
AMH adjusted segment profit	$23,623	$33,708	$34,442	$32,132	$42,131	$40,555	$45,304	$46,690	$46,929
Adjusted Segment Profit Margin									
SCEM	21.8%	21.8%	17.7%	20.8%	24.9%	23.3%	25.3%	24.9%	22.0%
MC	34.1%	33.7%	34.9%	34.1%	34.4%	34.7%	36.4%	37.0%	36.5%
AMH	18.7%	23.3%	22.7%	21.6%	24.4%	21.8%	22.9%	23.6%	20.9%

20